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                                                                 Exhibit 10.70

                          SALOMON BROTHERS REALTY CORP.
                              390 Greenwich Street
                            New York, New York 10013

                                                               December 27, 2000

New Century Mortgage Corporation/NC Capital Corporation
18400 Von Karman
Irvine, California 92612

Ladies and Gentlemen:

      Reference is made to the Letter Agreement, dated April 1, 2000 (the "Letter Agreement"), among New Century Mortgage Corporation ("New Century"), NC Capital Corporation ("NC Capital"), Salomon Brothers Realty Corp. ("SBRC") and Salomon Smith Barney ("Salomon"), pursuant to which SBRC and Salomon have made available to NC Capital an aggregation line (the "Aggregation Line") with a limit of $1,000,000,000 in amount of mortgage loans. SBRC and Salomon hereby acknowledge that the amount of mortgage loans delivered to the Aggregation Line through November 2000 exceeds the limit set forth in the Letter Agreement. Notwithstanding the provisions of Section 4(c) of the Letter Agreement, the undersigned hereby agrees to extend the terms of the Letter Agreement until January 31, 2001 at which time the terms of the Letter Agreement shall terminate. Beginning on February 1, 2001, any mortgage loan not removed from the Aggregation Line shall be subject to the terms of the letter agreement, dated November 30, 2000 (the "November Letter Agreement"), among New Century NC Capital and SBRC and the Purchase Price and the Aggregation Cost of each such mortgage loan shall be adjusted in accordance with the terms of the November Letter Agreement. Notwithstanding the termination of the Letter Agreement as of January 31, 2001, the provisions of Section 1(d) of the Letter Agreement regarding the payment of a Termination Fee will continue in full force and effect with respect to any mortgage loan on the Aggregation Line as of February 1, 2001.

                                          SALOMON BROTHERS REALTY CORP.

                                          By: /s/ Matthew R. Bollo
                                              --------------------------------
                                              Name:  Matthew R. Bollo
                                              Title: Authorized Agent


                                          SALOMON SMITH BARNEY INC.

                                          By: /s/ Matthew R. Bollo
                                              --------------------------------
                                              Name:  Matthew R. Bollo
                                              Title: Vice President

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Agreed and acknowledged:

NEW CENTURY MORTGAGE CORPORATION

By: /s/ Patrick Flanagan
   ---------------------------------
Name:  Patrick Flanagan
Title: EVP/COO


NC CAPITAL CORPORATION

By: /s/ Patrick Flanagan
   ---------------------------------
Name:  Patrick Flanagan
Title: President